Exhibit 10.49

SECOND AMENDMENT TO MICHAEL FOODS INVESTORS, LLC

SECURITYHOLDERS AGREEMENT

This SECOND AMENDMENT TO MICHAEL FOODS INVESTORS, LLC SECURITYHOLDERS AGREEMENT (this “Amendment”) is entered into and made effective as of this April 9, 2008, by and among Michael Foods Investors, LLC (f/k/a THL-MF Investors, LLC), a Delaware limited liability company (the “Company”), and the holders of (i) a majority of the outstanding Class A Units of the Company, and (ii) the holders of a majority of the Employee Securities. Capitalized terms used herein which are not otherwise defined herein shall have the meanings given to such terms in the Securityholders Agreement dated as of November 20, 2003 entered into by the Company, the undersigned and the other parties thereto, as amended by that certain First Amendment to Michael Foods Investors, LLC Securityholders Agreement dated as of April 2, 2007 (the “Securityholders Agreement”).

WHEREAS, the Company has established a new class of units of the Company designated as Class E Units;

WHEREAS, concurrently herewith the Company is issuing Class E Units of the Company to Thomas J. Jagiela and admitting Mr. Jagiela as a Member of the Company; and

WHEREAS, the parties hereto wish to amend the Securityholders Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

1. Definitions.

1.1. Section 8.1 of the Securityholders Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

“Class E Units” has the meaning set forth in the LLC Agreement.

1.2. Section 8.1 of the Securityholders Agreement is hereby amended by deleting clause (a) of the definition of “Employee Securities” and replacing it with the following:

“(a) the Preferred Units, Class A Units, Class B Units, Class C Units, Class D Units and the Class E Units acquired on or after November 20, 2003 under the Management Subscription Agreements.”

1.3. Section 8.1 of the Securityholders Agreement is hereby amended by deleting the definition of “Units” in its entirety and replacing it with the following:

“Units” means the Company’s Class A Units, Class B Units, Class C Units, Class D Units or Class E Units.”

2. Miscellaneous.

2.1. Complete Agreement. Unless another agreement is expressly referenced, this Amendment and the Securityholders Agreement embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof, and terminate, supersede, and preempt any prior understandings, agreements, or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Except as amended hereby, the Securityholders Agreement remains unchanged and in full force and effect.

2.2. Severability. Whenever possible, each provision of this Amendment will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment.

2.3. Counterparts. This Amendment may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party hereto, but each of which will be considered an original and all of which taken together will constitute one and the same Amendment.

2.4. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Amendment will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first written above.

MICHAEL FOODS INVESTORS, LLC

By:	/s/ Mark D. Witmer
Name:	Mark D. Witmer
Title:	Secretary

CLASS A UNITHOLDERS:

THOMAS H. LEE EQUITY FUND V, L.P.

By:	THL Equity Advisors V, LLC, its general partners

By:	Thomas H. Lee Partners, L.P., its sole member

By:	Thomas H. Lee Advisors LLC, its general partner

By:
Name:
Title:	Managing Director

THOMAS H. LEE PARALLEL FUND V, L.P.

By:	THL Equity Advisors V, LLC, its general partner

By:	Thomas H. Lee Partners, L.P., its sole member

By:	Thomas H. Lee Advisors LLC, its general partner

By:
Name:
Title:	Managing Director

COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

THOMAS H. LEE CAYMAN FUND V, L.P.

By:	THL Equity Advisors V, LLC, its general partner

By:	Thomas H. Lee Partners, L.P., its sole member

By:	Thomas H. Lee Advisors LLC, its general partner

By:
Name:
Title:	Managing Director

EMPLOYEE SECURITIES:

Gregg A. Ostrander

Ostrander Irrevocable Trust f/b/o David Ashton Ostrander

By:
Name:
Title:

Ostrander Irrevocable Trust f/b/o Joseph Gregory Ostrander

By:
Name:
Title:

Ostrander Irrevocable Trust
f/b/o Gregory Christian Ostrander

By:
Name:
Title:

John D. Reedy Revocable Trust

By:
Name:
Title: